SUPPLEMENT DATED SEPTEMBER 5, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

INTERNATIONAL VALUE PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the International Value Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The following is added as the second to last paragraph in the Principal investment strategies subsection:

The manager may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the portfolio’s currency exposures relative to its benchmark’s currency exposures.

The Principal risks subsection is expanded to include the following:

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Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

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Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to risk of default or bankruptcy of the counterparty. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the portfolio may miss the opportunity of obtaining a price or yield considered to be advantageous.

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Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.